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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion and/or incorporation by reference in this registration statement on Form S-3 (File No. 33-56019) of our reports dated November 2, 1993 and October 26, 1994, on our audits of the consolidated financial statements of Hudson Foods, Inc. We also consent to the reference to our firm under the caption "Independent Public Accountants."

                                          COOPERS & LYBRAND L.L.P.

Tulsa, Oklahoma
November 9, 1994